UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 20, 2015

Date of report (Date of earliest event reported)

SurModics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 500-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Amendment No. 1 to the Current Report on Form 8-K/A (the “Amendment”) is being filed by SurModics, Inc. (the “Company”) to amend Item 9.01 of the Current Report on Form 8-K filed by the Company on November 27, 2015 (the “Original 8-K”), which was filed in connection with the completion, on November 20, 2015, of the Company’s acquisition of 100% of the outstanding voting shares of Creagh Medical Limited (“Creagh Medical”). In response to Item 9.01(a) and Item 9.01(b), in the Original 8-K, the Company indicated that it would file the required information by amendment.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The following financial statements are filed herewith:

•	Audited Statement of Comprehensive Income for the year ended December 31, 2014;

•	Audited Statement of Changes in Equity for the year ended December 31, 2014;

•	Audited Statement of Financial Position as at December 31, 2014;

•	Audited Statement of Cash Flows for the year ended December 31, 2014;

•	Notes to the Financial Statements;

•	Unaudited Statement of Comprehensive Income for the nine months ended September 30, 2015;

•	Unaudited Statement of Changes in Equity for the nine months ended September 30, 2015;

•	Unaudited Statement of Financial Position as at September 30, 2015;

•	Unaudited Statement of Cash Flows for the nine months ended September 30, 2015; and

•	Notes to the Unaudited Interim Condensed Financial Statements.

(b)	Pro Forma Financial Information

The following financial statements are filed herewith:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2015;

•	Unaudited Pro Forma Condensed Combined Statement of Income for the year ended September 30, 2015; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(d)	Exhibits

23.1	Consent of Independent Auditors.

99.1	Audited financial statements of Creagh Medical as of and for the year ended December 31, 2014, and the notes thereto.

99.2	Unaudited financial statements of Creagh Medical as of and for the nine months ended September 30, 2015, and the notes thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended September 30, 2015, and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date: February 3, 2016	/s/ Andrew D. C. LaFrence

Andrew D. C. LaFrence
Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing

23.1	Consent of Independent Auditors.	Filed Electronically

99.1	Audited financial statements of Creagh Medical as of and for the year ended December 31, 2014, and the notes thereto.	Filed Electronically

99.2	Unaudited financial statements of Creagh Medical as of and for the nine months ended September 30, 2015, and the notes thereto.	Filed Electronically

99.3	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended September 30, 2015, and the notes thereto.	Filed Electronically